UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2012 (February 21, 2012)

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530,
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2012, Pebblebrook Hotel Trust (the “Company”) issued a press release announcing the Company’s results of operations for the three months and year ended December 31, 2011.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01. Other Events.

The Company is filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.1 to this Current Report on Form 8-K to incorporate by reference into the Company’s Registration Statement on Form S-3 (File No. 333-173468) the reports dated February 21, 2012, of KPMG LLP relating to the consolidated financial statements of the Company and the effectiveness of the Company’s internal control over financial reporting that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 22, 2012. A copy of the consent is attached as Exhibit 23.1 and is incorporated herein by reference.

The Company is filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.2 to this Current Report on Form 8-K to incorporate by reference into the Company’s Registration Statement on Form S-3 (File No. 333-173468) the report dated February 16, 2012, of PKF O’Connor Davies, A Division of O’Connor Davies, LLP, relating to the combined financial statements of the DP Fee Holding Co., LLC and DP Lease Holding, LLC that appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 22, 2012. A copy of the consent is attached as Exhibit 23.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP.
23.2	Consent of PKF O’Connor Davies, A Division of O’Connor Davies, LLP.
99.1	Press release, dated February 21, 2012, providing the results of operations for the three months and year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

February 23, 2012	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of KPMG LLP.
23.2	Consent of PKF O’Connor Davies, A Division of O’Connor Davies, LLP.
99.1	Press release, dated February 21, 2012, providing the results of operations for the three months and year ended December 31, 2011.